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                                                                   Exhibit 10.15

                           GTECH HOLDINGS CORPORATION

          SCHEDULE OF RECIPIENTS OF EXECUTIVE SEPARATION AGREEMENTS (1)


Recipient                                            Payout Period (2)
---------                                            -----------------

W. Bruce Turner                                      (3)

David Calabro                                        12 months

Jaymin Patel                                         12 months

Marc Crisafulli                                      12 months

Kathleen McKeough                                    12 months

Timothy Nyman                                        12 months

Larry Smith                                          (4)

Donald Sweitzer                                      12 months

Antonio Carlos Rocha                                 (5)


(1) Sets forth recipients who are, or who were during fiscal 2004, executive officers and/or directors of GTECH Holdings Corporation and who are currently parties to separation agreements.

(2) Unless otherwise indicated, executive is to receive continuation of his or her base salary at time of separation, plus certain health, insurance and other benefits for the respective number of months indicated.

(3) See Agreement, dated as of August 6, 2002, between W. Bruce Turner and the Company.

(4) Terminated in January 2004. See Separation Agreement and Mutual Release dated as of January 7, 2004, between the Company and Mr. Smith.

(5) Terminated in August 2003. See Separation Agreement and Release dated as of August 21, 2003, between the Company and Mr. Rocha.